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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                               September 26, 2002
                               ------------------
                Date of Report (Date of earliest event reported)


                        FIRST CYPRESS TECHNOLOGIES, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



         NEVADA                   000-32747            98-0218688
         ------                   ---------            ----------
    (State or other jurisdiction  (Commission File   (IRS Employer
         of incorporation)           Number)       Identification No.)




1281 West Georgia Street, Suite 501
Vancouver,  British  Columbia,  Canada          V6E  3J7
--------------------------------------          --------
(Address of principal executive offices)        (Zip Code)



                                  604-484-2899
                                  ------------
               Registrant's telephone number, including area code


                                 NOT APPLICABLE
                                 --------------
          (Former name or former address, if changed since last report)


================================================================================

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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

None.


ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

First Cypress Technologies, Inc. ("First Cypress" or the "Company") completed the acquisition of the "Money Club Financial" business concept, web site, technology and business plan (the "Assets") on September 26, 2002 in consideration for the issue of 15,000 shares of its common stock. The Assets were acquired from Ms. Elaine Lugo pursuant to an acquisition agreement between First Cypress and Ms. Lugo dated September 26, 2002 (the "Acquisition Agreement").

Concurrent with the closing of this acquisition, Mr. Robert Rosner, president and the sole director of First Cypress, surrendered 500,000 shares of common stock of First Cypress for cancellation and transferred to Ms. Lugo 500,000 shares of his common stock for a purchase price of $500. Mr. Rosner now owns 1,500,000 shares of the Company's common stock on completion of the Acquisition. Mr. Carl Chow, the former secretary and treasurer and a former director of First Cypress, surrendered 2,500,000 shares of common stock of First Cypress for cancellation concurrent with the Closing. Mr. Chow has ceased to be an officer or director of the Company and no longer owns any shares of First Cypress's common stock. The surrender of shares for cancellation by Mr. Chow and Mr.
Rosner and the transfer of shares by Mr. Rosner to Ms. Lugo were conditions precedent to the closing of the acquisition of the Assets under the terms of the Acquisition Agreement.

Mr. Chow resigned as Secretary and Treasurer and as a director of First Cypress subsequent to the completion of the acquisition of the Money Club Financial assets. Mr. Rosner has been appointed as Secretary and Treasurer and Chief Financial Officer in replacement of Mr. Chow. Ms. Lugo will not hold any office with the Company and has not been appointed as a director of First Cypress. There were no disagreements between First Cypress and Mr. Chow on any matter relating to the operations, policies or practices of First Cypress.

The Money Club Financial business plan involves entering into the alternative financial services market in order to provide short term loans to individuals in the fixed and lower income bracket in North America. First Cypress currently has limited financial resources and will require significant additional financing in order to commercialize this business concept and to realize revenues from this business plan.

After completion of the transactions associated with the acquisition, the number of shares of the common stock of First Cypress issued and outstanding as of September 26, 2002 was 4,072,500 shares.

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PRINCIPAL  SHAREHOLDERS  AND  HOLDINGS  OF  MANAGEMENT

The following table sets forth certain information concerning the number of shares of common stock of First Cypress owned beneficially as of September 26, 2002 by: (i) each of our current and former officers and directors, (ii) each of 5% stockholders, as known to us, and (iii) officers and directors as a group. Unless otherwise indicated, the shareholders listed possess sole voting and investment power with respect to the shares shown.


                       Name and address      Number of Shares   Percentage  of
Title  of  class       of beneficial owner   of Common Stock    Common Stock(1)
----------------       -------------------   ---------------    ---------------

CURRENT  OFFICERS  AND  DIRECTORS

Common  Stock          Robert  Rosner        1,500,000  shares     36.8%
                       President,  CEO
                       Secretary,  Treasurer,  CFO
                       349  W.  Georgia  St.,  #3362
                       Vancouver,  BC  V6B  3Y3

FORMER  OFFICERS  AND  DIRECTORS

Common  Stock          Carl  Chow               Nil  shares          NIL%
                       Former  Director  and
                       Former  Secretary  and
                       Former  Treasurer
                       6142  Beatrice  Street
                       Vancouver,  BC  V6P  3RZ

5%  STOCKHOLDERS

Common  Stock          Elaine  Lugo             515,000  shares    12.0%
                       1805 Iron Ridge Drive
                       Las  Vegas,  Nevada
                       89117-5836

--------------------------------------------------------------------------------

(1) Based on a total of 4,072,500 shares of our common stock issued and outstanding as of September 26, 2002.
--------------------------------------------------------------------------------


Except as otherwise noted, it is believed by us that all persons have full voting and investment power with respect to the shares indicated. Under the rules of the Securities and Exchange Commission, a person (or group of persons) is deemed to be a "beneficial owner" of a security if he or she, directly or indirectly, has or shares the power to vote or to direct the voting of such security, or the power to dispose of or to direct the disposition of such security. Accordingly, more than one person may be deemed to be a beneficial owner of the same security. A person is also deemed to be a beneficial owner of any security, which that person has the right to acquire within 60 days, such as options or warrants to purchase our common stock.


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ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

None.


ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

None.


ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE

The directors of the Company have approved a five for one split of its common stock. The stock split will be effected by way of stock dividend to the Company's shareholders of record on October 14, 2002. Each shareholder of record will be issued four additional shares of the Company's common stock for each share held on the payment date of October 16, 2002. The Company's common stock is anticipated to trade on a post-split (ex-dividend) basis on October 17, 2002.


ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

None.


ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

(a)     Financial  Statements  of  Business  Acquired.
None.

(b)     Pro  forma  Financial  Information.
None.

(c)     Exhibits.

Exhibit     Description
--------------------------------------------------------------------------------
10.1        Acquisition  Agreement  dated  September  26,  2002 between First
            Cypress  Technologies  Inc.  and  Elaine  Lugo


ITEM  8.  CHANGE  IN  FISCAL  YEAR

None.

ITEM  9.  REGULATION  FD  DISCLOSURE

None.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     FIRST  CYPRESS  TECHNOLOGIES,  INC.

Date:  October 4, 2002
                          By:  /s/ Robert  Rosner
                             -----------------------
                             ROBERT  ROSNER
                             President


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